UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

Beacon Roofing Supply, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42492	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300,

Herndon, VA 20170

(Address of Principal Executive Offices) (Zip Code)

(571) 323-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	BECN	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Preliminary Financial Results for the Three Months Ended March 31, 2025

On March 20, 2025, QXO, Inc. (“QXO”) entered in an Agreement and Plan of Merger (the “Merger Agreement”) with Beacon Roofing Supply, Inc. (the “Company”, “we” or “us”) and Queen MergerCo., Inc., a wholly owned subsidiary of QXO (“Merger Sub”), pursuant to which QXO agreed to acquire the Company (the “Acquisition”). In connection with a proposed financing transaction by Merger Sub related to the Acquisition, the Company is disclosing selected preliminary financial results of the Company for the three months ended March 31, 2025, as set forth below.

The Company has not yet finalized its financial results for the three months ended March 31, 2025. However, based on an unaudited preliminary analysis, the Company estimates it will have net sales of $1,898.0 million to $1,918.0 million, net loss of $41.3 million to $45.3 million, adjusted EBITDA of $80.0 million to $84.0 million and capital expenditures of $10.0 million to $15.0 million, in each case, for the three months ended March 31, 2025. The Company reported net sales of $1,912.4 million, net income of $5.6 million, adjusted EBITDA of $103.1 million and capital expenditures of $27.0 million for the three months ended March 31, 2024. The decrease in net sales was primarily due to there being one less selling day in the three months ended March 31, 2025 compared to the same period in 2024. The decrease in adjusted EBITDA was primarily due to a pre-tax loss for the three months ended March 31, 2025 compared to pre-tax income of $4.1 million for the same period in 2024, partially offset by an increase in restructuring costs for the three months ended March 31, 2025. The year-over-year decline in pre-tax income was primarily driven by higher operating expenses, lower gross margins from sales mix and higher interest expenses. The decrease in capital expenditures was primarily due to a decrease in property and equipment purchases during the three months ended March 31, 2025.

The following table presents a reconciliation of the Company’s net income (loss), the most comparable GAAP financial measure, to adjusted EBITDA, for the three months ended March 31, 2025.

	Three Months Ended March 31,
	2025		2024
(in millions)	Low	High
Net income (loss)	$(45.3)	$(41.3)	$5.6
Interest expense, net	44.2		39.1
Income taxes	(22.5)		(1.5)
Depreciation and amortization	54.7		46.6
Stock-based compensation	9.2		7.4
Acquisition costs	0.9		3.0
Restructuring costs	38.8		2.9
Adjusted EBITDA	$80.0	$84.0	$103.1

The foregoing are of limited scope and reflect the Company’s preliminary estimates of unaudited selected financial results for the three months ended March 31, 2025. Ranges have been provided, rather than specific amounts, for the preliminary estimates of the financial information described above because the Company’s unaudited consolidated financial statements for the three months ended March 31, 2025 are not yet available and the Company’s financial closing procedures for the three months ended March 31, 2025 are not yet complete. Such preliminary estimated ranges reflect the Company’s management’s current views based on information available as of the date of this Current Report on Form 8-K, and the Company’s actual unaudited financial results for the three months ended March 31, 2025 may differ from the preliminary estimates presented above as a result of financial and accounting closing and review procedures, including final adjustments, account reconciliations, management’s review of results and the impact of developments that may arise between now and the time the financial results are finalized. The preliminary estimates of unaudited results for the three months ended March 31, 2025 are subject to the completion of the Company’s financial and accounting review procedures and should not be viewed as a substitute for consolidated financial statements prepared in accordance with GAAP for any period, including the period presented.

The preliminary estimates included herein have been prepared by, and are the responsibility of, the Company’s management. Ernst & Young LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary estimates. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

The foregoing preliminary estimates supersede and replace in their entirety preliminary estimates previously issued by the Company in Amendment No. 15 to its statement on Schedule 14D-9.

Non-GAAP Financial Measure

This Current Report on Form 8-K includes the non-GAAP measure of adjusted EBITDA. To provide investors with additional information regarding our financial results, we prepare certain financial measures that are not calculated in accordance with GAAP, including adjusted EBITDA, which we define as net income (loss), excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, and the adjusting items (as described below).

We use this supplemental non-GAAP measure to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We expect to compute adjusted EBITDA consistently using the same methods each period. We believe this non-GAAP financial measure is a useful measure because it permits investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While we believe that this non-GAAP measure is useful to investors when evaluating our business, it is not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. This non-GAAP measure should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. This non-GAAP financial measure may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, this non-GAAP financial measure may differ from similarly titled measures presented by other companies.

Adjusting Items to Adjusted EBITDA

The impact of the following expense (income) items is excluded from adjusted EBITDA (the “adjusting items”):

●	Acquisition costs. Represent certain direct and incremental costs related to acquisitions, including: amortization of intangible assets; professional fees, branch integration expenses, travel expenses, employee severance and retention costs, and other personnel expenses classified as selling, general and administrative; gains/losses related to changes in fair value of contingent consideration or holdback liabilities; and amortization of debt issuance costs. Acquisition costs are impacted by the timing and size of the acquisitions. We exclude acquisition costs from adjusted EBITDA to provide a useful comparison of our operating results to prior periods and to our peer companies because such amounts vary significantly based on the magnitude of the acquisition and do not reflect our core operations.

●	Restructuring costs. Represent costs stemming from headcount rationalization efforts and certain rebranding costs; impact of divestitures; amortization of debt issuance costs; debt refinancing and extinguishment costs; abandoned lease costs; and costs incurred in connection with the QXO transaction. We exclude restructuring costs from adjusted EBITDA, as such items vary significantly based on the magnitude of the restructuring activity and also do not reflect expected future operating expenses. Additionally, these costs do not necessarily provide meaningful insight into the current or past core operations of our business.

The information in this Item 2.02 is furnished solely pursuant to Item 2.02 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Further, the information in this Item 2.02 shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements with respect to selected preliminary unaudited financial results for the Company’s quarter ended March 31, 2025, which are subject to finalization and contingencies associated with the Company’s quarterly financial and accounting procedures. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations.

Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “estimate,” “expect,” “believe,” “propose” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the “Risk Factors” section of the Company’s Form 10-K for the fiscal year ended December 31, 2024, and subsequent filings with the U.S. Securities and Exchange Commission, as well as the factors set forth in Item 2.02 above. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this Current Report on Form 8-K are qualified by the factors, risks and uncertainties referenced above and readers are cautioned not to place undue reliance on forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the pending transactions involving the Company, Merger Sub and QXO contemplated by the Merger Agreement. The information contained herein does not constitute an offer to purchase or a solicitation of an offer to sell the Company’s securities. QXO and Merger Sub filed a tender offer statement on Schedule TO (the “Tender Offer Statement”) with the SEC, and the Company filed a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) with respect to the tender offer with the SEC, as each may be amended from time to time. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS AS THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON STOCK, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

The Tender Offer Statement, the Solicitation/Recommendation Statement and related materials are filed with the SEC, and investors and security holders may obtain a free copy of these materials and other documents filed by QXO and the Company with the SEC at the website maintained by the SEC at www.sec.gov. In addition, these materials will be made available to all investors and security holders of the Company free of charge from the information agent for the tender offer: Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, toll-free telephone: +1 (888) 750-5834.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of April, 2025.

BEACON ROOFING SUPPLY, INC.

By:	/s/ Prithvi S. Gandhi
Name:	Prithvi S. Gandhi
Title:	Executive Vice President and Chief Financial Officer

4